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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 26, 2001
                                                          --------------


                           CARAUSTAR INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


      North Carolina                   0-20646                   58-1388387
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(State or Other Jurisdiction     (Commission File Number)   (I.R.S. Employer
     of Incorporation)                                       Identification No.)


                           3100 Joe Jerkins Boulevard
                          Austell, Georgia 30106-3227
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                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (770)948-3101
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
             -----------------------------------------------------
             (Former name or address, if changed from last report)


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Item 5.  Other Events and Regulation FD Disclosure. Additional information of the registrant is attached as Exhibit 99.1 to this report and is incorporated herein by reference. The registrant undertakes no obligation to update this information, including any forward-looking statements, to reflect subsequently occurring events or circumstances.
















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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date: March 26, 2001


                                   CARAUSTAR INDUSTRIES, INC.

                                   By: /s/ H. Lee Thrash, III
                                      ------------------------------------------
                                      H. Lee Thrash, III
                                      Vice President and Chief Financial Officer


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